UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

SAFETY INSURANCE GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11

Agent Communication Memo

To: All Agents
From:
Subject: Planned Acquisition of Safety Insurance Group, Inc.
Date:

Overview

We are pleased to share that Mapfre USA has entered into an agreement to merge Safety Insurance Group, Inc., the publicly traded parent company of four operating insurance companies, into Mapfre USA, bringing together two Massachusetts-domiciled insurance organizations with profound roots in the property and casualty market and a deep commitment to the independent agent distribution channel. As a result of the merger, Safety’s four insurance companies will become sister companies of Mapfre USA’s insurance subsidiaries.

This merger brings together two organizations with complementary strengths, significant local market knowledge, and a shared commitment to serving customers through trusted relationships. By combining our capabilities, we expect to create a stronger and more competitive insurance platform in Massachusetts and the broader New England states, while preserving the expertise and customer focus that have defined both companies.

This is an important milestone for both companies and creates meaningful opportunities for our valued independent agent partners. We have a deep shared commitment to independent agents and policyholders and strongly believe in the value of local market expertise and the independent agent channel. We believe this combination will create a stronger, more competitive platform, enhance our ability to serve policyholders and agents, and provide greater capacity to invest in our people, technology, products, and future growth through the independent agent channel.

This merger fortifies our commitment to Massachusetts and the New England region, the expansion of both personal and commercial lines product offerings and the independent agent market.

Benefits of the Merger

•	Greater financial strength: The combined organization will have enhanced scale and capacity to pursue growth opportunities.

•	Increased distribution breadth and expertise: The merger brings together one of the largest and most established independent agency networks in Massachusetts and expands our distribution breadth in New Hampshire and Maine.

Strictly Confidential

•	Broader investment capacity: We will be better positioned to invest in data, technology, operations, advertising, and brand-building initiatives.

•	Improved market insight: Combining our experience and data will provide deeper insights into the Massachusetts insurance market to better serve our customers.

•	Expanded regional presence: The merger will strengthen our footprint in New Hampshire and Maine, where both companies currently have more limited market positions.

What This Means for Agents

For our agent partners, it is business as usual through both organizations. As noted above, Safety Insurance Group, Inc.’s four subsidiary insurance companies will become sister companies of Mapfre USA’s insurance subsidiaries under the Mapfre USA umbrella. The Safety affiliates will maintain their current structure while both organizations evaluate opportunities to work together more effectively ensuring continuity for employees, agents and policyholders. The management team at Safety remains in its current form.

Click here to access additional details and FAQs.

This merger represents an exciting opportunity to build on the legacy and strengths of both companies. Thank you for your continued partnership and commitment during this exciting time.

Additional Information and Where to Find It

In connection with the proposed transaction, Safety Insurance Group, Inc. ("Safety") plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Safety may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Safety and will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF SAFETY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT SAFETY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by Safety at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Safety’s Investor Relations at investorrelations@safetyinsurance.com or (877) 951-2522.

Strictly Confidential

Participants in the Solicitation

Safety, Mapfre USA Corp., and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Safety’s directors and executive officers is available in (a) Safety’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 27, 2026, and can be found at www.sec.gov; (b) Safety’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 31, 2026, under the headings “Proposal 1: Election of the Company’s Directors,” “Executive Officers,” “Executive Compensation,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners, Directors and Management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Safety’s securities by its directors or executive officers have changed since the amounts set forth in Safety’s proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Safety will be available free of charge through the website maintained by the SEC and at Safety’s website at https://www.safetyinsurance.com/about/financial.html. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Safety’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Strictly Confidential

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Safety’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, Safety’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) the parties may fail to obtain Safety stockholder approval of the merger agreement, (iii) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, including, without limitation, from the Massachusetts Commissioner of Insurance, and (iv) other conditions to the consummation of the proposed transaction under the merger agreement may not be satisfied; (b) the effects that any termination of the merger agreement may have on Safety’s business, including the risk that Safety’s stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on Safety’s businesses, including the risks that as a result (i) Safety’s business, operating results or stock price may suffer, (ii) Safety’s current plans and operations may be disrupted, (iii) Safety’s ability to retain or recruit key employees may be adversely affected, (iv) Safety’s business relationships (including customers, policyholders, agents, service providers, and business partners) may be adversely affected, or (v) Safety’s management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the merger agreement places on Safety’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Safety and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays or that the potential benefits of the proposed transaction may not be realized or will not be realized within the expected time period and that Mapfre and Safety will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (g) other economic, business, competitive, legal, regulatory, and/or tax factors; and (h) other factors described in the reports of Safety filed with the SEC, including but not limited to the risks described in Safety’s Annual Report on Form 10-K for its fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026, and Safety’s Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in Safety’s other filings with the SEC. All forward-looking statements attributable to Safety, or persons acting on Safety’s behalf, are expressly qualified in their entirety by this cautionary statement. Further, Safety disclaims any obligation to update the information in this communication or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Stockholders are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Strictly Confidential